UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Jefferson Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

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JEFFERSON BANCSHARES, INC.

120 Evans Avenue

Morristown, Tennessee 37814

(423) 586-8421

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	2:00 p.m. on Thursday, October 28, 2010

PLACE	Independence Room
Jefferson Federal Bank
120 Evans Avenue
Morristown, Tennessee

ITEMS OF BUSINESS	(1) The election of two directors to serve for a term of three years;

(2) The ratification of the appointment of Craine, Thompson & Jones, P.C. as independent registered public accounting firm for the Company for the fiscal year ending June 30, 2011; and

(3) Such other business that may properly come before the meeting. Note: The Board of Directors is not aware of any other business to come before the meeting.

RECORD DATE	In order to vote, you must have been a shareholder at the close of business on August 27, 2010.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet, by telephone or by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy or voting instruction card and are included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jane P. Hutton
Jane P. Hutton
Chief Financial Officer, Treasurer and Corporate Secretary

Morristown, Tennessee

September 24, 2010

JEFFERSON BANCSHARES, INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Jefferson Bancshares, Inc. (“Jefferson Bancshares” or the “Company”) for the 2010 annual meeting of shareholders and for any adjournment or postponement of the meeting. Jefferson Bancshares is the holding company for Jefferson Federal Bank (“Jefferson Federal” or the “Bank”).

We are holding the 2010 annual meeting in the Independence Room of Jefferson Federal at 120 Evans Avenue, Morristown, Tennessee on October 28, 2010, at 2:00 p.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to shareholders of record beginning on or about September 24, 2010.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 28, 2010

This proxy statement and the Company’s Annual Report on Form 10-K for the year ended June 30, 2010, as filed with the U.S. Securities and Exchange Commission, are available electronically at https://materials.proxyvote.com/472375.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of Jefferson Bancshares common stock that you owned as of August 27, 2010. As of the close of business on August 27, 2010, a total of 6,651,733 shares of Jefferson Bancshares common stock were outstanding and entitled to vote.

The Company’s Charter provides that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10% limit. With respect to shares held by a broker, bank or other nominee, the Company generally will look beyond the holder of the shares to the person or entity for whom the shares are held when applying the voting limitation. However, where the ultimate owner of the shares has granted voting authority to the broker, bank or other nominee that holds the shares, the Company will apply the 10% voting limitation to the broker, bank or nominee.

Ownership of Shares; Attending the Meeting

You may own shares of Jefferson Bancshares in one or more of the following ways:

•	Directly in your name as the shareholder of record; or

•	Indirectly through a broker, bank or other holder of record in “street name.”

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Jefferson Bancshares common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other holder of record of your shares.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals. At this year’s annual meeting, shareholders will elect two directors to serve for a term of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

In voting on the ratification of the appointment of Craine, Thompson & Jones, P.C. as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the selection of Craine, Thompson & Jones, P.C. as our independent registered public accounting firm for fiscal 2011, the affirmative vote of a majority of the votes cast at the annual meeting is required.

Effect of Not Casting Your Vote. If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors. In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as it deemed appropriate.

Recent changes in regulation take away the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis. Therefore, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf. These are referred to as “broker non-votes.” Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm. If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum.

In the election of directors, votes that are withheld will have no effect on the outcome of the election. In counting votes on the proposal to ratify the selection of the independent registered public accounting firm, abstentions will have the same effect as a negative vote while broker non-votes will have no effect on the proposals.

Voting by Proxy

The Board of Directors of Jefferson Bancshares is sending you this proxy statement for the purpose of requesting that you allow your shares of Jefferson Bancshares common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Jefferson Bancshares common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends a vote:

•	“FOR” each of the two nominees for election as director; and

•	“FOR” the ratification of the appointment of Craine, Thompson & Jones, P.C. as the Company’s independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Jefferson Bancshares common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Instead of voting by mailing a proxy card, registered shareholders can vote their shares of Company common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate shareholders’ identities, allow shareholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet and telephone voting are set forth on the enclosed proxy card. The deadline for voting via the Internet or by telephone is 11:59 p.m., Eastern time, on Wednesday, October 27, 2010.

Participants in Jefferson Federal’s ESOP and 401(k) Plan

If you participate in the Jefferson Federal Bank Employee Stock Ownership Plan (the “ESOP”) or if you hold shares through the Jefferson Federal Bank Employees’ Savings & Profit Sharing Plan and Trust (the “401(k) Plan”), you will receive voting instruction cards for both plans that reflect all shares you may vote under the plans. You may submit your voting instruction cards, or convey your voting instructions via the Internet or by telephone. Specific instructions for Internet or telephone submission are set forth on the ESOP and 401(k) Plan voting instruction cards. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to how to vote the shares in the Jefferson Bancshares, Inc. Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions. The deadline for submitting your voting instructions is 11:59 p.m., Eastern time, on Thursday, October 21, 2010.

CORPORATE GOVERNANCE

Director Independence

The Company’s Board of Directors consists of five members, all of whom are independent under the current listing requirements of the Nasdaq Stock Market, except for Anderson L. Smith, who is not independent because he serves as the President and Chief Executive Officer of Jefferson Bancshares and Jefferson Federal. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between Jefferson Bancshares, Jefferson Federal and their directors that were not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers—Transactions with Related Persons,” including legal services provided to Jefferson Federal by the law firm of which Director Reams is a partner.

Board Leadership Structure and Board’s Role in Risk Oversight

The Company’s Board of Directors has determined that the separation of the offices of Chairman of the Board and President and Chief Executive Officer will enhance Board independence and oversight. Moreover, the separation of the offices of Chairman of the Board and President and Chief Executive Officer allows the President and Chief Executive Officer to better focus on his growing responsibilities of running the Company, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Consistent with this determination, H. Scott Reams serves as Chairman of the Company’s Board of Directors. Mr. Reams is independent under the listing requirements of Nasdaq Stock Market.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The Company faces a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk management oversight role, the Board of Directors has the responsibility or ensuring that the risk management processes designed and implemented by management are adequate and functioning as designed. Toward this end, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management also attends Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Committees of the Board of Directors

The following table identifies our standing committees and their members as of June 30, 2010. All members of each committee are independent in accordance with the listing standards of the Nasdaq Stock Market.

Director	Audit/ Compliance Committee		Compensation Committee		Nominating/ Corporate Governance Committee
Dr. Terry M. Brimer	X		X	*	X
Dr. Jack E. Campbell	X	*	X		X
William T. Hale	X		X		X
H. Scott Reams			X		X	*
Anderson L. Smith
Number of Meetings in 2010	6		1		2

*	Chairman

Audit/Compliance Committee. The Board of Directors has a separately-designated standing Audit/Compliance Committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee meets periodically with independent auditors and management to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that the Audit Committee does not have a member who is an “audit committee financial expert” as such term is defined by the rules and regulations of the Securities and Exchange Commission. While the Board recognizes that no individual Board member meets the qualifications required of an “audit committee financial expert,” the Board believes that the appointment of a new director to the Board of Directors and to the Audit Committee at this time is not necessary as the level of financial knowledge and experience of the current members of the Audit Committee, including such members’ ability to read and understand fundamental financial statements, is cumulatively sufficient to adequately discharge the Audit Committee’s responsibilities. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which was included as Appendix A to the Company’s proxy statement filed with the Securities and Exchange Commission on September 25, 2009.

Compensation Committee. The Compensation Committee approves the compensation objectives for the Company and Jefferson Federal and establishes the compensation for the President and Chief Executive Officer and other executives, including base salary, annual incentive, long-term incentives, benefits and other perquisites. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise an executive’s total compensation package. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Compensation Committee does not have a contractual arrangement with any compensation consultant who has a role in determining or recommending the amount or form of executive or director compensation. However, the Compensation Committee utilizes the Tennessee

Bankers Association Salary and Benefits Survey as well as other surveys prepared by trade groups and independent benefits consultants to evaluate the competitiveness of the Company’ compensation practices. The Compensation Committee acts under a written charter adopted by the Board of Directors, a copy of which is included as Appendix A to this proxy statement.

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee is responsible for the annual selection of the Board of Directors’ nominees for election as directors and for developing and implementing policies and practices relating to corporate governance, including implementing and monitoring adherence to Jefferson Bancshares’ corporate governance policy. The Nominating/Corporate Governance Committee acts under a written charter adopted by the Board of Directors, a copy of which is included as Appendix B to this proxy statement.

Nominating/Corporate Governance Committee Procedures

Minimum Qualifications. The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating/Corporate Governance Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its shareholders; independence; and any other factors the Nominating/Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; independence; and experience, skills and contributions that the existing director brings to the Board.

Director Nomination Process. The process that the Nominating/Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating/Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as their knowledge of members of the communities served by Jefferson Federal. The Nominating/Corporate Governance Committee has not previously used an independent search firm to identify nominees.

Evaluation. In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating/Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate.

Consideration of Recommendations by Shareholders. It is the policy of the Nominating/ Corporate Governance Committee of the Board of Directors of the Company to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating/Corporate

Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating/Corporate Governance Committee’s resources, the Nominating/Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders. To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the shareholder making the recommendation, the name and address, as they appear on the Company’s books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

The Company and Jefferson Federal conduct business through meetings and activities of their Boards of Directors and their committees. During the fiscal year ended June 30, 2010, the Board of Directors of the Company held twelve regular meetings and four special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which he served during the year ended June 30, 2010.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.

As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code.

REPORT OF THE AUDIT/COMPLIANCE COMMITTEE

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm (the “independent accountants”) are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit/Compliance Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit/Compliance Committee has met and held discussions with management, the internal auditors and the independent accountants. Management represented to the Audit/Compliance Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit/Compliance Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit/Compliance Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AV Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit/Compliance Committee has received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountants the independent accountants’ independence from the Company and its management. In concluding that the auditors are independent, the Audit/Compliance Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

The Audit/Compliance Committee discussed with the Company’s independent accountants the overall scope and plans for their audit. The Audit/Compliance Committee meets with the independent registered public accounting firm, with and without management and the internal accountants present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit/Compliance Committee acts only in an oversight capacity. In its oversight role, the Audit/Compliance Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent accountants who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit/Compliance Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

Furthermore, the Audit/Compliance Committee’s considerations and discussions with management and the independent accountants do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent accountants are in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit/Compliance Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2010 for filing with the Securities and Exchange Commission. The Audit/Compliance Committee and the Board of Directors also have approved, subject to shareholder ratification, the selection of the Company’s independent accountants.

Audit/Compliance Committee the Board of Directors of Jefferson Bancshares, Inc.

Dr. Jack E. Campbell, Chairman

Dr. Terry M. Brimer

William T. Hale

DIRECTOR COMPENSATION

The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2010 fiscal year. No tax-qualified or retirement-qualified compensation was provided to directors in fiscal 2010.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Total ($)
Dr. Terry M. Brimer	$14,000	—	—	$14,000
Dr. Jack E. Campbell	17,300	—	—	17,300
William T. Hale	14,300	—	—	14,300
John F. McCrary, Jr. (2)	8,100	—	—	8,100
H. Scott Reams	16,900	—	—	16,900
William F. Young (3)	4,700	—	—	4,700

(1)	Includes fees earned for service with Jefferson Bancshares and Jefferson Federal.
(2)	Retired from the Board of Directors of Jefferson Bancshares and Jefferson Federal effective January 7, 2010.
(3)	Resigned from the Board of Directors of Jefferson Bancshares and Jefferson Federal effective November 19, 2009.

Cash Retainers and Meeting Fees for Non-Employee Directors

The following table sets forth the applicable retainers and fees that will be paid to our directors for their service on our Board of Directors during fiscal 2011.

Quarterly retainer	$1,000
Fee for attendance at regular Board meetings	800
Fee for attendance at special Board meetings	200
Fee for attendance at committee meetings	100

STOCK OWNERSHIP

The following table provides information as of August 27, 2010 about the persons, other than directors and executive officers, known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding(1)
Jefferson Federal Bank Employee Stock Ownership Plan 120 Evans Avenue Morristown, Tennessee 37814	643,125		9.67%

Friedlander & Co., Inc. Theodore Friedlander III 322 East Michigan Street Suite 250 Milwaukee, Wisconsin 53202	363,433	(2)	5.46

(1)	Based on 6,651,733 shares of the Company’s common stock outstanding and entitled to vote as of August 27, 2010.
(2)	Based upon information in a Schedule 13G/A filed on February 16, 2010 with the SEC. According to this filing, Friedlander & Co., Inc. (“Friedlander”) has sole dispositive power with respect to 363,433 shares and Theodore Friedlander III has sole voting power with respect to 46,963 shares. Mr. Friedlander is a controlling person of Friedlander and as such may be deemed to beneficially own the shares of Company common stock beneficially owned by Friedlander. Mr. Friedlander beneficially owns less than 1% of the shares held by Friedlander and disclaims beneficial ownership of all other shares held by Friedlander.

The following table provides information as of August 27, 2010 about the shares of Jefferson Bancshares common stock that may be considered to be beneficially owned by each director, nominee for director, named executive officer listed in the Summary Compensation Table and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, none of the shares listed are pledged as security, and each of the named individuals has sole voting and sole investment power with respect to the number of shares shown.

Name	Number of Shares Owned(1)		Number of Shares That May be Acquired Within 60 Days by Exercising Options	Percent of Common Stock Outstanding(2)
Dr. Terry M. Brimer	109,909	(3)	26,203	2.04%
Dr. Jack E. Campbell	73,188	(4)	26,203	1.49
Anthony J. Carasso	15,744	(5)	—	*
William T. Hale	57,711		26,203	1.26
Randal E. Greene	44,731	(6)	55,564	1.49
H. Scott Reams	115,627	(7)	26,203	2.12
Anderson L. Smith	74,386	(8)	69,875	2.15
All directors and executive officers as a group (11 persons)	596,942		308,860	13.01%

*	Does not exceed 1.0% of the Company’s voting securities.
(1)	Includes 8,646, 1,774 and 19,641 shares allocated to the accounts of Messrs. Carasso, Greene and Smith, respectively, under the ESOP with respect to which Messrs. Carasso, Greene and Smith have voting but not investment power.
(2)	Based on 6,651,733 shares of Company common stock outstanding and entitled to vote as of the close of business on August 27, 2010, plus the number of shares that may be acquired by each individual (or group of individuals) by exercising options.
(3)	Includes 36,500 shares held by Mr. Brimer’s wife and 40,000 shares pledged as security.
(4)	Includes 35,000 shares pledged as security.
(5)	Includes 1,200 unvested shares of restricted stock held in trust under the Jefferson Bancshares, Inc. 2004 Stock-Based Incentive Plan, with respect to which Mr. Carasso has voting but not investment power.
(6)	Includes 19,493 unvested shares of restricted stock held in trust under the Jefferson Bancshares, Inc. 2004 Stock-Based Incentive Plan, with respect to which Mr. Greene has voting but not investment power. Also includes 5,477 shares held by IRA and 291 shares held as custodian for Mr. Greene’s son.
(7)	Includes 2,050 shares held by Mr. Reams’ wife, 12,500 shares held by 401(k) plan and 1,500 shares held by IRA.
(8)	Includes 4,903 shares held by 401(k) plan and 15,000 shares held by IRA.

ITEMS TO BE VOTED UPON BY SHAREHOLDERS

Item 1 — Election of Directors

The Company’s Board of Directors currently consists of five members. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors’ nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified, are Dr. Terry M. Brimer and H. Scott Reams. Each of the nominees is currently a director of Jefferson Bancshares and Jefferson Federal.

Unless you indicate on the proxy card that your shares should not be voted for a certain nominee, the Board of Directors intends that the proxies solicited by it will be voted for the election of each of the Board’s nominees. If either nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute nominee proposed by the Board of Directors. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of Messrs. Brimer and Reams.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated for each individual is as of June 30, 2010. The indicated period of service as a director includes the period of service as a director of Jefferson Federal.

Nominees for Election as Directors

The nominees for election to serve for a three-year term are:

Dr. Terry M. Brimer is the President and majority owner of Doctor’s Hospital Pharmacy, Inc., Morristown, Tennessee. Age 62. Director since 1977.

Dr. Brimer’s substantial small company management experience, specifically within the region in which the Bank conducts its business, provides the Board of Directors with valuable insight regarding the local business and consumer environment. In addition, Dr. Brimer offers the Board significant business experience from a setting outside of the financial services industry.

H. Scott Reams is Chairman of the Board of Directors of Jefferson Bancshares and Jefferson Federal Bank. He is also a Partner in the law firm of Taylor, Reams, Tilson and Harrison of Morristown, Tennessee. Age 61. Director since 1982.

As a practicing attorney, Mr. Reams effectively provides the Board of Directors with the legal knowledge necessary to assess issues facing a public company.

Directors Continuing in Office

The following directors have terms ending in 2011:

William T. Hale is employed by PFG-Hale, Inc., a wholesale food distributor. Age 58. Director since 2000.

Mr. Hale’s substantial small company management experience, specifically within the region in which the Bank conducts its business, provides the Board of Directors with valuable insight regarding the local business and consumer environment. In addition, Mr. Hale offers the Board significant business experience from a setting outside of the financial services industry.

The following directors have terms ending in 2012:

Anderson L. Smith has served as the President and Chief Executive Officer of Jefferson Federal and Jefferson Bancshares since January 2002 and March 2003, respectively. Prior to joining Jefferson Federal, Mr. Smith was President, Consumer Financial Services - East Tennessee Metro, First Tennessee Bank, National Association. Age 62. Director since 2002.

Mr. Smith’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which the Bank serves affords the Board valuable insight regarding the business and operations of the Company and Bank. In addition, Mr. Smith’s knowledge of all aspects of the Company’s and Bank’s business and history, combined with his success and strategic vision, position him well to continue to serve as President and Chief Executive Officer of the Company.

Dr. Jack E. Campbell has served part-time as the President Emeritus of Walters State Community College, Morristown, Tennessee since July 1, 2005. He previously served as the President of Walters State Community College since 1974. Age 71. Director since 1979.

Dr. Campbell’s strong ties to the community, through his involvement with Walters State Community College, provides the Board of Directors with valuable insight regarding the local community as well as opportunities for the Company and the Bank to continue to serve the local community.

Item 2 — Ratification of the Independent Registered Public Accounting Firm

The Audit/Compliance Committee of the Board of Directors has appointed Craine, Thompson & Jones, P.C. to be the Company’s independent registered public accounting firm for the 2011 fiscal year, subject to ratification by shareholders. A representative of Craine, Thompson & Jones, P.C. is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes cast by shareholders at the annual meeting, the Audit/Compliance Committee will consider other independent registered public accounting firms.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Craine, Thompson & Jones, P.C. as the Company’s independent registered public accounting firm.

Audit Fees. The following table sets forth the fees billed to the Company for the fiscal years ending June 30, 2010 and 2009 by Craine, Thompson & Jones, P.C.:

	2010	2009
Audit fees (1)	$102,136	$75,325
Audit related fees	—	—
Tax fees (2)	31,125	39,545
All other fees (3)	5,420	22,700

(1)	Includes professional services rendered for the audit of the Company’s annual consolidated financial statements and review of consolidated financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings (i.e., attest services required by FDICIA or Section 404 of the Sarbanes-Oxley Act), including out-of-pocket expenses.
(2)	Consists of tax filing and tax related compliance and other advisory services.
(3)	Includes fees for assistance with securities filings other than periodic reports and Section 404 of the Sarbanes-Oxley Act certification services. For 2009, also includes professional services rendered in connection with the Company’s acquisition of State of Franklin Bancshares, Inc. on October 31, 2008.

Policy on Audit/Compliance Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm. The Audit/Compliance Committee is responsible for appointing and reviewing the work of the independent registered public accounting firm and setting the independent registered public accounting firm’s compensation. In accordance with its charter, the Audit/Compliance Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation. During the year ended June 30, 2010, all services were approved in advance by the Audit/Compliance Committee in compliance with these procedures.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the principal executive officer and the next two most highly compensated executive officers of the Company whose total compensation for the year ended June 30, 2010 exceeded $100,000.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)			Stock Awards ($)(2)		Option Awards ($)		All Other Compensation ($)(3)	Total ($)
Anderson L. Smith President and Chief Executive Officer	2010 2009 2008	$226,200 230,400 193,550	$	— — —		$	— — —	$	— — —	$29,196 47,519 51,208	$255,396 277,919 244,758

Randal E. Greene (5) President—Tri-Cities Division	2010 2009 2008	204,205 138,400 —		— 50,000 —	(6)		— 254,388 —		— — —	14,366 5,609 —	218,571 448,397 —

Anthony J. Carasso President of the Knoxville Region of Jefferson Federal	2010 2009 2008	135,200 135,200 130,000		— — —			— — —		— — —	5,226 17,186 21,123	140,426 152,386 151,123

(1)	For Mr. Smith, includes $16,200, $20,400 and $20,300 in Board fees for 2010, 2009, and 2008, respectively.
(2)	Reflects the aggregate grant date fair value for outstanding restricted stock awards granted during the year indicated, computed in accordance with FASB ASC Topic 718. The amounts were calculated based on the Company’s stock price as of the date of grant, which was $8.70 for Mr. Greene. When shares become vested and are distributed from the trust in which they are held, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon.
(3)	Details of the amounts reported in the “All Other Compensation” column for fiscal 2010 are provided in the table below:

	Mr. Smith		Mr. Greene		Mr. Carasso
Market value of ESOP contributions	$8,409		$8,409		$5,010
Taxable fringe benefits	3,600		3,600		—
Perquisites	12,000	(a)	—	(b)	—	(b)
Dividends paid on stock awards	—		2,357		216
BOLI	5,187		—		—

(a)	Consisted of an automobile allowance.
(b)	Did not exceed $10,000.

(5)	Mr. Greene joined the Company on October 31, 2008 in connection with the Company’s acquisition of State of Franklin Bancshares, Inc. Accordingly, compensation information is not available for fiscal 2008.
(6)	Received in connection with the Company’s acquisition of State of Franklin Bancshares, Inc. on October 31, 2008.

Employment Agreement

The Company and Jefferson Federal maintain a three-year employment agreement with Anderson L. Smith. The Boards of Directors of the Company and Jefferson Federal may renew the term of the employment agreement for an additional year each year on the anniversary date of the agreement, unless a request for non-renewal is given by Mr. Smith. The employment agreement provides that Mr. Smith’s base salary is to be reviewed annually. Mr. Smith’s current base salary under the employment agreement is $210,000. In addition to base salary, the employment agreement provides for, among other things, discretionary bonuses, participation in stock benefit plans and other fringe benefits applicable to executive personnel. Mr. Smith’s employment agreement also provides for an annual supplemental retirement benefit of $15,083 payable each year over a 15 year period commencing in the year Mr. Smith attains age 65. In addition, Mr. Smith’s employment agreement provides for a death benefit of not less than $350,000 through a supplemental life insurance policy. Upon termination of employment from the Company or Jefferson Federal for any reason, Mr. Smith is subject to a two year non-competition agreement. See “—Potential Post-Termination Benefits” below for a discussion of the benefits and payments Mr. Smith may receive upon the termination of his employment.

The Company and Jefferson Federal also maintain an employment agreement with Randal E. Greene. This agreement was entered into in connection with the Company’s acquisition of State of Franklin Bancshares, Inc. in October 2008. Mr. Greene received a signing bonus of $50,000 from Jefferson Federal as consideration of the specialized knowledge he developed during his tenure with State of Franklin Bancshares, Inc. The term of the employment agreement is October 31, 2008 through June 30, 2011. The agreement provides that the Boards of Directors of the Company and Jefferson Federal may renew the term of the employment agreement for an additional year each year so that the remaining term of the employment agreement will be twenty-four months. The employment agreement provides that Mr. Greene’s base salary is to be reviewed annually. Mr. Greene’s current base salary under the employment agreement is $204,205. In addition to base salary, the employment agreement provides for, among other things, discretionary bonuses, participation in stock benefit plans and other fringe benefits applicable to executive personnel. Upon termination of employment from the Company or Jefferson Federal for any reason, Mr. Greene is subject to a two year non-competition agreement. See “—Potential Post-Termination Benefits” below for a discussion of the benefits and payments Mr. Greene may receive upon the termination of his employment.

Outstanding Equity Awards at Fiscal Year End

The following table provides information concerning unexercised options and stock awards that have not vested for each named executive officer outstanding as of June 30, 2010.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Anderson L. Smith	69,875		—	13.69	01/29/2014	—	—
Randal E. Greene	30,500 25,064	(3) (3)	— —	10.00 11.00	10/31/2011 10/31/2011	19,493 —	77,582 —
Anthony J. Carasso	—		—	—	—	1,200	4,776

(1)	The restricted stock awards vest ratably over a three-year period for Mr. Greene and a five-year period for Mr. Carasso. Mr. Greene received his restricted stock award on October 31, 2008 and Mr. Carasso received his restricted stock award on January 31, 2006.
(2)	Based upon the Company’s closing stock price of $3.98 on June 30, 2010.
(3)	Represents options granted pursuant to the State of Franklin Savings Bank Stock Incentive Plan and assumed by the Company in connection with its acquisition of State of Franklin Bancshares, Inc. on October 31, 2008.

Option Exercises and Stock Vested

The following table provides information concerning the vesting of stock awards for each named executive officer, on an aggregate basis, during the 2010 fiscal year. No stock options were exercised by our named executive officers during the 2010 fiscal year.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Anderson L. Smith	—	—	—	—
Randal E. Greene	—	—	9,744	51,172
Anthony J. Carasso	—	—	1,200	6,264

Nonqualified Deferred Compensation

Supplemental Executive Retirement Plan. Jefferson Federal maintains a supplemental executive retirement plan which provides restorative payments to executives designated by the Board of Directors who are prevented from receiving the full benefits contemplated by the employee stock ownership plan’s benefit formula due to limitations imposed by the Internal Revenue Code. The restorative payments under the supplemental executive retirement plan consist of payments in lieu of shares that cannot be allocated to the participant’s account under the employee stock ownership plan. In addition to providing for benefits lost under the employee stock ownership plan as a result of limitations imposed by the Internal Revenue Code, the supplemental executive retirement plan also provides supplemental benefits to participants upon a Change in Control (as defined in the plan) before the complete scheduled repayment of the employee stock ownership plan loan. See “—Potential Post-Termination Benefits” below for a more complete discussion of these benefits upon a change in control.

The Board of Directors has designated Mr. Smith as a participant in the supplemental executive retirement plan and may designate other officers as participants in future years.

The following table provides information with respect to the above described supplemental executive retirement plan in which Anderson L. Smith participated during fiscal 2010. No other named executive officers participated in the supplemental executive retirement plan during fiscal 2010.

Name	Plan Name	Registrant Contributions in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year End ($)(1)
Anderson L. Smith	Supplemental Executive Retirement Plan	$1,953	$12,768

(1)	Reflects the accrual at June 30, 2010 of 412 shares held for the benefit of Mr. Smith under the supplemental executive retirement plan.

Potential Post-Termination Benefits

Payments Made Upon Termination for Cause. Under the terms of the employment agreements, if Mr. Smith or Mr. Greene is terminated for cause, the executive will receive his base salary through the date of termination and retain the rights to any vested benefits under the Jefferson Federal tax-qualified plans, and with regards to Mr. Smith only, the supplemental executive retirement plan. Messrs. Smith, Greene and Carasso will forfeit all rights to unvested and unexercised equity awards if they are terminated for cause.

Payments Upon Termination Without Cause or for Good Reason. Under the terms of the employment agreements, if Mr. Smith or Mr. Greene resigns after specified circumstances that would constitute constructive termination, the executive (or, if he dies, his beneficiary) would be entitled to receive an amount equal to his base salary due for the remaining term of his agreement, and Mr. Smith will receive the contributions that would have been made on his behalf during the remaining term of his agreement to any of our employee benefit plans. We would also continue and/or pay for the executives’ life, health and disability coverage for the remaining term of the employment agreements. In addition, Mr. Smith and Mr. Greene would also be subject to a two year non-compete following termination of employment without cause or for Good Reason.

Messrs. Smith, Greene and Carasso would forfeit all unvested and unexercised equity awards in the event the executives terminated employment without cause or for Good Reason.

Payments Upon Disability. If Mr. Smith becomes disabled and his employment terminates, he will receive disability pay equal to 75% of his weekly rate of base salary in effect as of the date of his termination of employment due to disability. Mr. Smith is entitled to receive disability payments until the earlier of: (i) the date he returns for full employment with us; (ii) his death; or (iii) the date his employment agreement terminates. All disability payments are reduced by the amount of any short-term or long-term disability benefits payable under our disability plans. Mr. Smith and Mr. Greene would continue to receive insurance coverage for the earlier of the events stated above if employment termination occurs due to the executive’s disability.

Upon termination due to disability, outstanding stock options granted pursuant to our equity compensation plan automatically vest and remain exercisable until the earlier of one year from the date of termination due to disability or the expiration date of the stock options. Restricted stock awards granted under the plan also vest in full upon termination due to disability.

Payments Made Upon Death. Under the terms of the employment agreements, the Smith and Greene employment agreements terminate upon death of the executive and each executive’s beneficiary or estate is entitled to receive the compensation due to the executive through the last day of the month of the executive’s death. In addition, Mr. Smith’s beneficiary or estate would be entitled to a distribution of his accrued benefit under the supplemental executive retirement plan upon Mr. Smith’s death.

Upon termination due to death, outstanding stock options granted pursuant to our equity incentive plan automatically vest and remain exercisable until the earlier of one year from the date of death or the expiration date of the stock options. Restricted stock awards granted under the plan also vest in full upon death.

Payments Made Upon a Change in Control. Mr. Smith’s employment agreement provides for severance payments and other benefits in the event Mr. Smith is terminated without cause or he elects to terminate his employment agreement with Good Reason in connection with any change in control of Jefferson Federal or Jefferson Bancshares. In the event of a change in control (as defined in the agreement) followed by Mr. Smith’s voluntary (upon circumstances discussed in the agreement) or involuntary termination of employment, Mr. Smith (or his beneficiary) would be entitled to a severance payment equal to 2.99 times the average of his five preceding taxable years’ annual compensation (the “base amount”). In addition, Mr. Smith is entitled to receive the contributions he would have received under our retirement programs for a period of 36 months, as well as health, life and disability coverage for that same time period.

If a change in control occurs during the term of Mr. Greene’s employment agreement and his employment terminates involuntarily but without cause or voluntarily for Good Reason, Mr. Greene will receive a lump sum payment equal to two times his base salary, plus two times his most recent cash bonus. In addition, he will receive similar post-termination insurance coverage to that received by Mr. Smith, however, his coverage will cease upon the earlier of Mr. Green’s attainment of age 65, his death or the end of the remaining term of his employment agreement. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times an individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and Jefferson Federal would not be entitled to deduct such an amount. As a result, the Smith and Greene employment agreements provide that the total value of the benefits provided and payments made to each executive in connection with a change in control may not exceed three times the executive’s base amount (the “280G Limit”).

We maintain a supplemental executive retirement plan that provides Mr. Smith with a cash payment in the event of a change in control equal to the benefit that he would have received under our employee stock ownership plan, had he remained employed throughout the term of the loan, less the benefits actually provided under the employee stock ownership plan on his behalf. The plan also provides Mr. Smith with a stock benefit equal to the shares of our stock he would have received under our employee stock ownership plan had he not been limited by certain provisions of the Internal Revenue Code.

Jefferson Federal maintains a change in control severance plan for the benefit of eligible employees, who do not have an employment agreement with Jefferson Federal, in the event they are terminated in connection with a Change in Control (as defined in the plan). Severance benefits are calculated under the severance plan based on monthly base pay and years of service with Jefferson Federal. The maximum payment under the plan is twelve month’s base pay.

Under the terms of the ESOP, upon a change in control (as defined in the plan), the ESOP will terminate and the plan trustee will repay in full any outstanding acquisition loan. After repayment of the acquisition loan, all remaining shares of our stock held in the loan suspense account, all other stock or securities, and any cash proceeds from the sale or other disposition of any shares of our stock held in the loan suspense account will be allocated among the accounts of all participants in the ESOP who were employed by us on the date immediately preceding the effective date of the change in control. The allocations of shares or cash proceeds shall be credited to each eligible participant in proportion to the opening balances in their accounts as of the first day of the valuation period in which the change in control occurred. Payments under our employee stock ownership plan are not categorized as parachute payments and, therefore, do not count towards an executive’s 280G Limit.

In the event of a change in control of Jefferson Bancshares or Jefferson Federal, outstanding stock options granted pursuant to our equity incentive plan automatically vest and, if the option holder is terminated other than for cause within 12 months of the change in control, will remain exercisable until the expiration date of the stock options. Restricted stock awards granted under the equity incentive plan would also vest in full upon a change in control. The value of the accelerated options and restricted stock grants count towards each executive’s 280G Limit.

OTHER INFORMATION RELATING TO

DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Jefferson Bancshares common stock during the year ended June 30, 2010.

Policies and Procedures for Approval of Related Persons Transactions

Jefferson Bancshares maintains a Policy and Procedures Governing Related Person Transactions, which is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons. Under the policy, related persons consist of directors, director nominees, executive officers, persons or entities known to us to be the beneficial owner of more than five percent of any outstanding class of the voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons.

Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which:

•	the aggregate amount involved will or may be expected to exceed $50,000 in any calendar year;

•	the Company is, will, or may be expected to be a participant; and

•	any related person has or will have a direct or indirect material interest.

The policy excludes certain transactions, including:

•	any compensation paid to an executive officer of the Company if the Compensation Committee of the Board approved (or recommended that the Board approve) such compensation;

•	any compensation paid to a director of the Company if the Board or an authorized committee of the Board approved such compensation; and

•

any transaction with a related person involving consumer and investor financial products and services provided in the ordinary course of the Company’s business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to the Company’s employees on a broad basis (and, in the case of loans, in compliance with the Sarbanes-Oxley Act of 2002).

Related person transactions will be approved or ratified by the Audit/Compliance Committee. In determining whether to approve or ratify a related person transaction, the Audit/Compliance Committee will consider all relevant factors, including:

•	whether the terms of the proposed transaction are at least as favorable to the Company as those that might be achieved with an unaffiliated third party;

•	the size of the transaction and the amount of consideration payable to the related person;

•	the nature of the interest of the related person;

•	whether the transaction may involve a conflict of interest; and

•	whether the transaction involves the provision of goods and services to the Company that are available from unaffiliated third parties.

A member of the Audit/Compliance Committee who has an interest in the transaction will abstain from voting on approval of the transaction, but may, if so requested by the chair of the Audit/Compliance Committee, participate in some or all of the discussion.

Transactions with Related Persons

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Jefferson Federal to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Jefferson Federal is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit Jefferson Federal to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

The Company maintains a comprehensive written policy for the review, approval or ratification of all transactions with related persons. In accordance with banking regulations and its policy, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or potential conflicts of interest to the Chief Executive Officer of the Company. Such potential conflicts of interest include, but are not limited to, the following: (i) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (ii) the ownership of more than 5% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

Jefferson Federal has an employee loan program whereby employees, including executive officers and directors, may obtain loans with preferential interest rates compared to those prevailing at the time for comparable loans with persons not related to Jefferson Federal. The following information is furnished for outstanding loans made by Jefferson Federal to related persons (directors, executive officers and their immediate family members) under its employee loan program:

	Largest Aggregate Principal Outstanding for Fiscal 2010	Principal Outstanding at June 30, 2010	Principal Paid During Fiscal 2010	Interest Paid During Fiscal 2010	Interest Rate Payable
Anderson L. Smith	$337,667	$320,519	$17,148	$18,892	5.75%

SUBMISSION OF BUSINESS PROPOSALS AND SHAREHOLDER NOMINATIONS

The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting no later than May 27, 2011. If next year’s annual meeting is held on a date more than 30 calendar days from October 28, 2011, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 90 days prior to the date of the annual meeting; however, if less than 100 days’ notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders or public disclosure of the meeting date. A copy of the Bylaws may be obtained from the Company.

SHAREHOLDER COMMUNICATIONS

The Company encourages shareholder communications to the Board of Directors and/or individual directors. Shareholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Jane P. Hutton, Corporate Secretary, Jefferson Bancshares, Inc., 120 Evans Avenue, Morristown, Tennessee 37814. Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit/Compliance Committee. All other communications should be sent to the attention of the Chairman of the Nominating/Corporate Governance Committee.

Directors are expected to prepare themselves for and to attend all Board meetings, the Annual Meeting of Shareholders and the meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. All of the Company’s directors attended the Company’s 2009 Annual Meeting of Shareholders.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Jefferson Bancshares common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

The Company’s Annual Report to Shareholders has been mailed to persons who were shareholders as of the close of business on August 27, 2010. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

A copy of the Company’s Annual Report on Form 10-K, without exhibits, for the year ended June 30, 2010, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were shareholders as of the close of business on August 27, 2010 upon written request to Jane P. Hutton, Corporate Secretary, Jefferson Bancshares, Inc., 120 Evans Avenue, Morristown, Tennessee 37814.

HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report to that address. This practice, known as “householding,” is designed to reduce the Company’s printing and postage costs. Once you have received notice from your broker or the Company that they or it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report or proxy statement, please notify your broker or other holder of record if your shares are held in “street name” or the Company if you hold registered shares. You can notify the Company by contacting its transfer agent, Registrar and Transfer Company, either by phone at (800) 368-5948, by fax at (908) 497-2318, by e-mail at info@rtco.com or by mail at 10 Commerce Drive, Cranford, New Jersey 07016. If you are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting the same parties listed above.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jane P. Hutton
Jane P. Hutton Chief Financial Officer, Treasurer and Corporate Secretary

Morristown, Tennessee

September 24, 2010

Appendix A

JEFFERSON BANCSHARES, INC.

COMPENSATION COMMITTEE CHARTER

I.	PURPOSE

The Compensation Committee (the “Committee”) of Jefferson Bancshares, Inc. (the “Corporation”) and Jefferson Federal Bank (the “Bank”) is responsible for human resource policies, salaries and benefits, incentive compensation, executive development and management succession planning. It also deals with policies relating to nondiscriminatory employment practices, including those related to hiring, compensation and promotion.

II.	COMPOSITION

The Committee shall consist of three or more directors, each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for Nasdaq Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations. Committee members shall be elected by the Board at the annual organizational meeting of the Board of Directors. Members shall serve until their successors are appointed. The Committee’s Chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a Chairperson by vote of a majority of the full Committee. The Chief Executive Officer will meet often with the Committee, but the Chief Executive Officer will not be on the Committee or participate in all of its meetings. The same is true of the Bank’s Human Resource Manager.

The Committee may form and delegate authority to subcommittees when appropriate.

III.	MEETINGS

The Committee shall meet at least annually, or more frequently as circumstances dictate. The Committee Chairperson will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The Chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting.

IV.	RESPONSIBILITIES AND DUTIES

The principal responsibilities of the Committee are:

A.	Developing and monitoring human resource policies. The Committee will develop human resource policies for the Corporation and the Bank and will monitor the Corporation and the Bank’s adherence to the policies on a continual basis. The Bank’s human resource policies include the following:

1)	Employment Policies (Corporate handbook)

2)	Salary Administration Policy

3)	Family Medical Leave Act

4)	Americans with Disabilities Act

5)	Sexual Harassment Policy

6)	Discretionary Leave Policy

B.	Appraising the performance of the Chief Executive Officer. The Committee will complete a written performance evaluation of the CEO in January of each year. The Committee will meet with the CEO to discuss his or her strengths, weaknesses, review goals set at the beginning of the current year and to establish goals for the coming year. The Committee will recommend to the Board of Directors in its February meeting the annual salary, bonus, stock options, and other benefits, direct and indirect, of the CEO. In making its recommendation, the Committee will consider:

1.	the performance of the Corporation and the Bank;

2.	shareholder return;

3.	the level of salary, bonus, stock options, and other benefits, direct and indirect, of the CEO relative to CEOs at comparable companies; and

4.	the level of salary, bonus, stock options, and other benefits, direct and indirect, given to the CEO in recent years.

The Committee will make recommendations to the Board of Directors in its February meeting regarding the extension of the employment agreements of the CEO and other senior officers.

C.	Preparation of Compensation Discussion and Analysis and report. The Committee shall review and discuss with management the Compensation Discussion and Analysis required by Securities and Exchange Commission Regulation S-K, Item 402. Based on such review and discussion, the Committee shall determine whether to recommend to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s annual report or proxy statement for the annual meeting of shareholders. The Committee will prepare a report on executive compensation for inclusion in the Corporation’s annual meeting proxy statement, in accordance with applicable rules and regulations.

D.	Oversight of executive compensation programs. The Committee will review on an annual basis the Corporation’s and the Bank’s executive compensation programs to determine that they are properly researched and coordinated. In determining how corporate performance will be rewarded, the Committee will ensure that a significant portion of an executive’s compensation is connected to the long-term interest of the shareholders. There will be an appropriate balance between short-term pay and long-term incentives. An important responsibility of the Committee is the development of an appropriate balance while focusing on long-term shareholder value.

E.	Oversight of staff compensation programs. The Committee will review on an annual basis the Bank’s salary administration program to determine that it is current and properly researched and coordinated. The Committee will review recommendations from the CEO and Human Resource Manager concerning compensation adjustments and will then make recommendations to the Board of Directors. The Committee’s review and Board of Director’s deliberation will occur in November of each year.

F.	Oversight of the performance incentive compensation plan. Prior to the beginning of each fiscal year, the Committee will review the Corporation’s stock option plans and the Bank’s performance incentive compensation plan to determine that they are properly structured to reward exceptional performance. The Committee will consider the overall performance of the Corporation and the Bank and the cost of the performance incentive compensation plan to ascertain that shareholder value is being increased by exceptional performance. The Committee will make recommendations to the Board of Directors regarding changes to the plan. The Committee will also approve the pay-out of the plans after the Corporation’s and the Bank’s performance has been ratified by the external auditing firm.

G.	Oversight of staff benefit programs. The Committee will review on a continual basis the Corporation’s and the Bank’s benefit programs to determine that they are current and properly coordinated. The Committee will review recommendations from the CEO and Human Resources Manager concerning benefit program adjustments and will then make its recommendations to the Board of Directors.

H.	Oversight of 401(k) Plan. The Committee will appoint the trustees of the Bank’s 401(k) Plan. The Committee will monitor the Plan on a quarterly basis and will meet with the Plan administrator on an annual basis for adjustments or revisions.

I.	Oversight of executive development and management succession planning. The Committee will review on an annual basis the executive development program facilitated by the CEO and managed by the Human Resource Manager. The Committee will integrate management succession planning with the executive development program.

V.	EVALUATIONS

Annually, the Committee shall conduct a performance evaluation and review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

VI.	COMMITTEE RESOURCES

The Committee shall have the authority to obtain advice and seek assistance from internal or external legal or other advisors. The Committee shall have the sole authority to retain and terminate any compensation consultant used to assist the Committee in evaluating executive compensation, including sole authority to approve such consultant’s fees and other retention terms.

Appendix B

JEFFERSON BANCSHARES, INC.

NOMINATING/CORPORATE GOVERNANCE COMMITTEE CHARTER

I.	Purpose

The primary objectives of the Nominating/Corporate Governance Committee (the “Committee”) are to assist the Board of Directors (the “Board”) of Jefferson Bancshares, Inc. (the “Company”) by: (i) identifying individuals qualified to become Board members and recommending that the Board select a group of director nominees for each annual meeting of the Company’s stockholders; (ii) ensuring that the Audit/Compliance and Nominating/Corporate Governance Committees of the Board shall have the benefit of qualified and experienced “independent” directors; and (iii) developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company.

II.	Organization

The Committee shall consist of three or more directors, each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for Nasdaq Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations.

Committee members shall be elected by the Board at the annual organizational meeting of the Board of Directors. Members shall serve until their successors are appointed. The Committee’s chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a Chairman by vote of a majority of the full Committee.

The Committee may form and delegate authority to subcommittees when appropriate.

III.	Structure and Meetings

The chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting.

IV.	Goals and Responsibilities

The Committee shall: (i) develop and recommend to the Board a Corporate Governance Policy (the “Policy”) applicable to the Company, and review and reassess the adequacy of such Policy annually and recommend to the Board any changes deemed appropriate; (ii) develop policies on the size and composition of the Board; (iii) review possible candidates for Board membership consistent with the Board’s criteria for selecting new directors; (iv) perform Board performance evaluations on an annual basis; (v) annually recommend a slate of nominees to the Board with respect to nominations for the Board at the annual meeting of the Company’s stockholders; and (vi) generally advise the Board (as a whole) on corporate governance matters.

The Committee shall also advise the Board on (a) committee member qualifications, (b) committee member appointments and removals, (c) committee structure and operations (including authority to delegate to subcommittees), and (d) committee reporting to the Board. The Committee shall maintain an orientation program for new directors and a continuing education program for all directors.

B-1

The Committee will annually review and reassess the adequacy of this charter and recommend any proposed changes to the Board for approval.

The Committee shall perform any other activities consistent with this charter, the Company’s bylaws and governing law and regulations as the Committee or the Board deems appropriate.

V.	Performance Evaluation

The Committee shall conduct an annual performance evaluation of the Board. The evaluation shall be of the Board’s contribution as a whole and specifically review areas in which the Board and/or management believes a better contribution could be made.

VI.	Committee Resources

The Committee shall have the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms.

B-2

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

JEFFERSON BANCSHARES, INC.

PROXY CARD

ANNUAL MEETING OF SHAREHOLDERS

October 28, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 28, 2010

The accompanying proxy statement and Jefferson Bancshares, Inc.’s Annual Report on Form 10-K for the year ended June 30, 2010, as filed with the U.S. Securities and Exchange Commission, are available electronically at https://materials.proxyvote.com/472375.

The undersigned hereby appoints Dr. Jack E. Campbell and William T. Hale and each of them, with full power of substitution, to act as proxies for the undersigned and to vote all shares of common stock of Jefferson Bancshares, Inc. which the undersigned is entitled to vote at the annual meeting of shareholders to be held on October 28, 2010 at 2:00 p.m. local time, in the Independence Room of Jefferson Federal Bank at 120 Evans Avenue, Morristown, Tennessee, and at any and all adjournments thereof, as follows:

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR

VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

JEFFERSON BANCSHARES, INC. — ANNUAL MEETING OF SHAREHOLDERS

OCTOBER 28, 2010

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 1-800-690-6903 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

2.	Via the internet at https://www.proxyvote.com and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

	FOR	WITHHOLD ALL	FOR ALL EXCEPT
1. The election as director of the nominees listed below (except as marked to the contrary below).	☐	☐	☐

(01) Dr. Terry M. Brimer (02) H. Scott Reams

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK “FOR ALL EXCEPT” AND WRITE THAT NOMINEE’S NAME ON THE LINE BELOW.

	FOR	AGAINST	ABSTAIN
2. The ratification of Craine, Thompson & Jones, P.C. as the independent registered public accounting firm for the fiscal year ending June 30, 2011.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the proposals listed above.

Mark here for address change and note change	☐

THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. PRESENTLY, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

Should the undersigned be present and elect to vote in person at the meeting or at any adjournment thereof and after notification to the Secretary of the Company at the meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders, and the 2010 Annual Report to Shareholders.

Dated:                     ,

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, indicate your full title. If shares are held jointly, only one registered holder need sign.

*** IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET,

PLEASE READ THE INSTRUCTIONS BELOW ***

FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

INSTRUCTIONS FOR VOTING YOUR PROXY

Shareholders of record have three alternative ways of voting their proxies:

1.	By Mail (traditional method); or

2.	By Telephone (using a Touch-Tone Phone); or

3.	By Internet

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Please note all votes cast via the telephone or Internet must be cast prior to 11:59 p.m., Eastern time, on Wednesday, October 27, 2010.

VOTE BY TELEPHONE It’s fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-800-690-6903	VOTE BY INTERNET It’s fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1.      Read the accompanying Proxy Statement and Proxy Card.

2.      Call the toll-free number

1-800-690-6903.

3.      Enter your 9 digit Number located on your Proxy Card below.

4.      Follow the recorded instructions.

Follow these four easy steps:

1.      Read the accompanying Proxy Statement and Proxy Card.

2.      Go to the Website

https://www.proxyvote.com.

3.      Enter your 9 digit Number located on your Proxy Card below.

4.      Follow the recorded instructions.

Your vote is important! Call 1-800-690-6903 anytime!	Your vote is important! Go to https://www.proxyvote.com

IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET OR BY MAIL, WILL BE THE VOTE COUNTED.

JEFFERSON BANCSHARES, INC.

VOTING INSTRUCTION CARD FOR ESOP

ANNUAL MEETING OF SHAREHOLDERS

October 28, 2010

The undersigned hereby directs the Plan Trustee to vote all shares of common stock of Jefferson Bancshares, Inc. credited to the undersigned’s account, for which the undersigned is entitled to vote at the annual meeting of shareholders to be held on October 28, 2010 at 2:00 p.m. local time, in the Independence Room of Jefferson Federal Bank at 120 Evans Avenue, Morristown, Tennessee, and at any and all adjournments thereof, as follows:

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR

VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

JEFFERSON BANCSHARES, INC. — ANNUAL MEETING OF SHAREHOLDERS

OCTOBER 28, 2010

YOUR VOTING INSTRUCTIONS ARE IMPORTANT!

You can direct the Plan Trustee to vote in one of three ways:

1.	Call toll free 1-800-690-6903 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

2.	Via the internet at https://www.proxyvote.com and follow the instructions.

or

3.	Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

	FOR	WITHHOLD ALL	FOR ALL EXCEPT
1. The election as director of the nominees listed below (except as marked to the contrary below).	☐	☐	☐

(01) Dr. Terry M. Brimer (02) H. Scott Reams

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK “FOR ALL EXCEPT” AND WRITE THAT NOMINEE’S NAME ON THE LINE BELOW.

	FOR	AGAINST	ABSTAIN
2. The ratification of Craine, Thompson & Jones, P.C. as the independent registered public accounting firm for the fiscal year ending June 30, 2011.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the proposals listed above.

Mark here for address change and note change	☐

PURSUANT TO THE TERMS OF THE ESOP, THIS VOTING INSTRUCTION CARD, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, WILL BE VOTED IN ACCORDANCE WITH THE TERMS OF THE PLAN.

The undersigned acknowledges receipt from the Company before the execution of this voting instruction card of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders, and the 2010 Annual Report to Shareholders.

Dated:                     ,

SIGNATURE OF PLAN PARTICIPANT

Please sign exactly as your name appears on this card.

*** IF YOU WISH TO PROVIDE YOUR VOTING INSTRUCTIONS BY TELEPHONE OR

INTERNET, PLEASE READ THE INSTRUCTIONS BELOW ***

FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTING INSTRUCTION

CARD BY MAIL

INSTRUCTIONS FOR VOTING

Plan Participants have three alternative ways of directing the Trustee(s) how to vote the shares credited to their Plan accounts:

1.	By Mail (traditional method); or

2.	By Telephone (using a Touch-Tone Phone); or

3.	By Internet

Your telephone or Internet vote authorizes the Trustee(s) to vote your shares in the same manner as if you marked, signed, dated and returned your voting instruction card. Please note all instructions sent via the telephone or Internet must be sent prior to 11:59 p.m., Eastern time, on Wednesday, October 27, 2010.

VOTE BY TELEPHONE It’s fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-800-690-6903	VOTE BY INTERNET It’s fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1.      Read the accompanying Proxy Statement and Voting Instruction Card.

2.      Call the toll-free number

1-800-690-6903.

3.      Enter your 9 digit Number located on your Voting Instruction Card below.

4.      Follow the recorded instructions.

Follow these four easy steps:

1.      Read the accompanying Proxy Statement and Voting Instruction Card.

2.      Go to the Website

https://www.proxyvote.com.

3.      Enter your 9 digit Number located on your Voting Instruction Card below.

4.      Follow the recorded instructions.

Your voting instructions are important! Call 1-800-690-6903 anytime!	Your voting instructions are important! Go to https://www.proxyvote.com

IT IS NOT NECESSARY TO RETURN YOUR VOTING INSTRUCTION CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

PLEASE NOTE THAT THE LAST INSTRUCTIONS RECEIVED, WHETHER BY TELEPHONE, INTERNET OR BY MAIL, WILL BE THE INSTRUCTIONS FOLLOWED BY THE TRUSTEES.

JEFFERSON BANCSHARES, INC.

VOTING INSTRUCTION CARD FOR 401(k) PLAN

ANNUAL MEETING OF SHAREHOLDERS

October 28, 2010

The undersigned hereby directs the Plan Trustee to vote all shares of common stock of Jefferson Bancshares, Inc. credited to the undersigned’s account, for which the undersigned is entitled to vote at the annual meeting of shareholders to be held on October 28, 2010 at 2:00 p.m. local time, in the Independence Room of Jefferson Federal Bank at 120 Evans Avenue, Morristown, Tennessee, and at any and all adjournments thereof, as follows:

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD

PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR

VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

JEFFERSON BANCSHARES, INC. — ANNUAL MEETING OF SHAREHOLDERS

OCTOBER 28, 2010

YOUR VOTING INSTRUCTIONS ARE IMPORTANT!

You can direct the Plan Trustee to vote in one of three ways:

4.	Call toll free 1-800-690-6903 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

5.	Via the internet at https://www.proxyvote.com and follow the instructions.

or

6.	Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

	FOR	WITHHOLD ALL	FOR ALL EXCEPT
1. The election as director of the nominees listed below (except as marked to the contrary below).	☐	☐	☐

(01) Dr. Terry M. Brimer (02) H. Scott Reams

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK “FOR ALL EXCEPT” AND WRITE THAT NOMINEE’S NAME ON THE LINE BELOW.

	FOR	AGAINST	ABSTAIN
2. The ratification of Craine, Thompson & Jones, P.C. as the independent registered public accounting firm for the fiscal year ending June 30, 2011.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the proposals listed above.

Mark here for address change and note change	☐

PURSUANT TO THE TERMS OF THE 401(k) PLAN, THIS VOTING INSTRUCTION CARD, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, WILL BE VOTED IN ACCORDANCE WITH THE TERMS OF THE PLAN.

The undersigned acknowledges receipt from the Company before the execution of this voting instruction card of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders, and the 2010 Annual Report to Shareholders.

Dated:                     ,

SIGNATURE OF PLAN PARTICIPANT

Please sign exactly as your name appears on this card.

*** IF YOU WISH TO PROVIDE YOUR VOTING INSTRUCTIONS BY TELEPHONE OR

INTERNET, PLEASE READ THE INSTRUCTIONS BELOW ***

FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTING INSTRUCTION

CARD BY MAIL

INSTRUCTIONS FOR VOTING

Plan Participants have three alternative ways of directing the Trustee(s) how to vote the shares credited to their Plan accounts:

4.	By Mail (traditional method); or

5.	By Telephone (using a Touch-Tone Phone); or

6.	By Internet

Your telephone or Internet vote authorizes the Trustee(s) to vote your shares in the same manner as if you marked, signed, dated and returned your voting instruction card. Please note all instructions sent via the telephone or Internet must be sent prior to 11:59 p.m., Eastern time, on Wednesday, October 27, 2010.

VOTE BY TELEPHONE It’s fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-800-690-6903	VOTE BY INTERNET It’s fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

5.      Read the accompanying Proxy Statement and Voting Instruction Card.

6.      Call the toll-free number

1-800-690-6903.

7.      Enter your 9 digit Number located on your Voting Instruction Card below.

8.      Follow the recorded instructions.

Follow these four easy steps:

3.      Read the accompanying Proxy Statement and Voting Instruction Card.

4.      Go to the Website

https://www.proxyvote.com.

3.      Enter your 9 digit Number located on your Voting Instruction Card below.

4.      Follow the recorded instructions.

Your voting instructions are important! Call 1-800-690-6903 anytime!	Your voting instructions are important! Go to https://www.proxyvote.com

IT IS NOT NECESSARY TO RETURN YOUR VOTING INSTRUCTION CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

PLEASE NOTE THAT THE LAST INSTRUCTIONS RECEIVED, WHETHER BY TELEPHONE, INTERNET OR BY MAIL, WILL BE THE INSTRUCTIONS FOLLOWED BY THE TRUSTEES.